UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2012

Hibbett Sports, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

451 Industrial Lane
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Gary A. Smith, Senior Vice President and Chief Financial Officer of Hibbett Sports, Inc. (Company), has agreed to postpone his effective retirement date of June 1, 2012 to July 7, 2012.

(d)  Appointment of Director – On May 24, 2012, the Board of Directors (Board) of the Company appointed Mr. Anthony F. Crudele to the Board effective immediately to fill a vacancy created when the Board increased the number of Directors to nine.  Mr. Crudele will serve as a Class III Director and will serve as a member of the Audit Committee.  The addition of Mr. Crudele brings the Board’s current membership to nine directors.  A copy of the press release announcing this appointment is attached to this Form 8-K as Exhibit 99.1.

Mr. Crudele has served as the Executive Vice President and Chief Financial Officer of Tractor Supply Company since September 2005.  Prior to that time, he served as the Executive Vice President and Chief Financial Officer of Gibson Guitar Corp. and Xcelerate Corporate and in positions of Controller, Senior Vice President and Chief Financial Officer of The Sports Authority.

Board members of the Company receive an annual retainer of $60,000.  Under the 2012 Non-Employee Director Equity Plan (2012 Plan), board members also currently receive a value of $75,000 worth of equity in the form of stock options to purchase shares of our common stock or restricted stock units upon election and a value of $100,000 worth of equity in any form allowed under the 2012 Plan, for each full year of service, pro-rated for Directors who serve less than one full fiscal year.  Mr. Cordele will also be eligible to participate in the Amended 2005 Director Deferred Compensation Plan (Deferred Plan) which allows each non-employee Director to defer all or a portion of their Board fees into cash, stock units or stock options annually on a calendar year basis.

(e)  Executive Compensation – On May 25, 2012, the Company entered into an Advisory Services Agreement (Agreement) between the Company and Gary A. Smith, Senior Vice President and Chief Financial Officer of the Company, for a period of eight (8) months.  Under the terms of the Agreement, Mr. Smith will be paid a fee of $200,000 and will provide advisory services, as needed, through the end of Fiscal 2013.  The Agreement also includes a confidentiality clause as well as a non-compete provision for three years and is incorporated by reference into this Item 5.02(e).

Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)  On May 24, 2012, the stockholders of the Company approved an amendment to Paragraph (a) of Article Sixth of its Certificate of Incorporation (Certificate) that changed the range of the number of directors from six to nine (6 – 9) to seven to ten (7 – 10).  The Board also amended the Company’s bylaws (Bylaws) to reflect the change in the range of the number of directors.

The Certificate and the Bylaws of the Company are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference into this Item 5.03.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 24, 2012, the Annual Meeting of the Company was held.  The following proposals were submitted by the Board of Directors to a vote of stockholders of the Company and the final results of the voting on each proposal are presented below.

Proposal Number 1 – Election of Directors

Each of the following three Directors was nominated to serve as a Class I Director for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2015 or until his or her successor is elected and qualified.  The three Directors were elected as Directors of the Company, as represented by the votes below:

Nominee	For	Withheld	Broker Non-Votes
Jane F. Aggers	24,139,712	284,241	1,104,873
Terrance G. Finley	24,127,024	296,929	1,104,873
Alton E. Yother	24,129,614	294,339	1,104,873

Proposal Number 2 – Selection of Independent Registered Public Accounting Firm

The stockholders were asked to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2013 ending February 2, 2013.  The appointment was ratified by a majority of votes cast, as indicated below:

For	Against	Abstain	Broker Non-Votes
25,352,203	175,585	1,038	--

Proposal Number 3 – Advisory Vote on Executive Compensation

The stockholders had the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers.  The voters approved the executive compensation by a majority of votes cast, as indicated below:

For	Against	Abstain	Broker Non-Votes
24,330,050	65,776	28,127	1,104,873

Proposal Number 4 – Approval of the 2012 Non-Employee Director Equity Plan

The stockholders were asked to approve the Hibbett Sports, Inc. 2012 Non-Employee Director Equity Plan.  The voters approved the new equity plan by a majority of votes cast, as indicated below:

For	Against	Abstain	Broker Non-Votes
23,818,786	577,469	27,698	1,104,873

Proposal Number 5 – Approval of Amendment to Certificate of Incorporation

The stockholders were asked to approve an amendment to the Hibbett Sports, Inc. Certificate of Incorporation to change the range of the number of directors from six to nine (6 – 9) to seven to ten (7 – 10).  The voters approved the amendment by an affirmative vote of two-thirds of the outstanding shares of the Company’s common stock entitled to vote, as indicated below:

For	Against	Abstain	Broker Non-Votes
25,481,910	32,355	14,561	--

Item 7.01  Regulation FD Disclosure.

A copy of a press release relating to the appointment of Mr. Crudele to the Company’s Board of Directors is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 only if such subsequent filing specifically references this Form 8-K.

Item 8.01  Other Events.

On May 24, 2012, the Company’s stockholders approved the 2012 Non-Employee Director Equity Plan (2012 Plan), which replaces the 2006 Non-Employee Director Equity Plan, under which we currently grant equity to non-employee outside directors.  The 2012 Plan is attached hereto as Exhibit 10.2 and is incorporated by reference into this Item 8.01.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibit Index

Exhibit Number	Description of Exhibits
3.1	Certificate of Incorporation of Hibbett Sports, Inc.
3.2	Bylaws of Hibbett Sports, Inc.
10.1	Advisory Services Agreement
10.2	2012 Non-Employee Director Equity Plan
99.1	Press Release Dated May 31, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

By:	/s/ Jeffry O. Rosenthal
Jeffry O. Rosenthal
Chief Executive Officer and President

May 31, 2012